                                                Exhibit 10.1

OMNIBUS AMENDMENT TO

SALE OF ACCOUNTS AND SECURITY AGREEMENTS AND GUARANTY AGREEMENT

            This Omnibus Amendment to Sale of Accounts and Security Agreements and Guaranty Agreement (the “Amendment”) is made this 15 day of August, 2012  by and among:

(i)                 Clean Diesel Technologies, Inc., a Delaware corporation (“CDT”),  Engine Control Systems Ltd., a Nevada corporation (“ECS Ltd”),  Clean Diesel International, LLC, a Connecticut limited liability company (“CDI”),  Catalytic Solutions, Inc., a California corporation (“CSI”),  Engine Control Systems Limited, a Canadian corporation (“ECS Limited”) (each a “Seller”, and collectively, “Sellers”);

(ii)                CDT, ECS Ltd, CDI, CSI, ECS Limited, ECS Europe, CDT Limited, ECS Holdings, Inc., a Delaware corporation (“ECS Holdings”),  Catalytic Solutions Holdings, Inc., a Delaware corporation (“CS Holdings”), and CSI Aliso, Inc., a California corporation (“Aliso”) (each a “Guarantor”, and collectively, “Guarantors”); and

(iii)              Faunus Group International, Inc., a Delaware corporation (“FGI”).

BACKGROUND

A.        On February 14, 2011, FGI and each of the Sellers separately entered into those certain Sale of Accounts and Security Agreements (collectively, as amended, modified or otherwise supplemented from time to time, the “Sale Agreements”) to reflect, among other things, the sale of certain Accounts by the Sellers to FGI.  All capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Sale Agreements.

B.         On February 14, 2011, FGI and certain of the Guarantors entered into that certain Guaranty, pursuant to which, inter alia, such Guarantors jointly and severally guaranteed all the existing and future obligations of CDT, CDI, CSI and ECS Ltd, respectively, to FGI (the “Guaranty”).

C.         On February 14, 2011, FGI and certain of the Guarantors entered into that certain Guarantee, pursuant to which, inter alia, such Guarantors jointly and severally guaranteed all the existing and future obligations of ECS Limited to FGI (the “Guarantee”).

D.        Sellers have requested and FGI has agreed, subject to the terms and conditions of this Amendment, to amend the Sale Agreements and the Guaranty in certain respects.

NOW, THEREFORE, with the foregoing background hereinafter deemed incorporated by reference herein and made part hereof, the parties hereto, intending to be legally bound, promise and agree as follows:

1.                  Amendments to Sale Agreement.  Upon the Effective Date, each of the Sale Agreements shall be amended as follows:

(a)             The following new definition is hereby added to Section 1.1 of each Sale Agreement in the appropriate alphabetical sequence as follows:

“Omnibus Amendment Date” means August 15, 2012.

(b)             The following definitions contained in Section 1.1 of each Sale Agreement are hereby amended and restated as follows:

“Applicable Interest Rate” means the greater of (i) 6.50% per annum and (ii) 2.50% per annum above the prime rate which shall be an annual rate equal to (x) the prime rate for U.S. banks as published in the “Money Rates” section of The Wall Street Journal or (y) if The Wall Street Journal ceases to publish a prime rate, the average of the prime rates announced by the three largest U.S. money center commercial banks as determined by FGI (the “Prime Rate”).

“Covered Affiliate Agreements” means all Sale and Security Agreements and/or similar agreements between FGI and any of the following Affiliates of Seller: Clean Diesel Technologies, Inc., a Delaware corporation, Engine Control Systems Ltd., a Nevada corporation, Clean Diesel International, LLC, a Connecticut limited liability company, Catalytic Solutions, Inc., a California corporation, and Engine Control Systems Limited, a Canadian corporation.

“Extended Term” has the meaning assigned thereto in Section 13.

“Inventory Sublimit” means the amount determined by FGI from time to time to be the Inventory Sublimit and, until so determined, means the lesser of (x) $2,000,000 and (y) an amount equal to 50% of the aggregate Purchase Price of all outstanding Purchased Accounts hereunder and under all other Covered Affiliate Agreements, less outstanding advances against Inventory under (and as defined in) all Covered Affiliate Agreements.

“Original Term” has the meaning assigned thereto in Section 13.

“Term” means the term of this Agreement, including the Original Term and each Extended Term, as determined in accordance Section 13.

(c)             Section 3(e) of each Sale Agreement is hereby amended and restated as follows:

            (e)        Inventory Advances. If requested by Seller, in accordance with the terms of this Agreement, FGI may in its sole and absolute discretion advance to Seller against Eligible Inventory, submitted to FGI on an Inventory Borrowing Base Certificate, sums not to exceed 75% of the net orderly liquidation value (as determined by an independent appraisal satisfactory to FGI in form and substance) of up to 30% of the Eligible Inventory outstanding at the time any such advance is made.  Notwithstanding the foregoing, the outstanding advances against Eligible Inventory may not at any time exceed the Inventory Sublimit.  Any resulting overadvance shall be immediately repaid to FGI.  The Inventory Borrowing Base Certificate shall be in the form attached hereto as Schedule 3(e) or  in such other form as required by FGI, and shall be signed by a duly  authorized  representative of Seller. At the time the Inventory Borrowing Base Certificate is presented, Seller shall also deliver to FGI its inventory report. Any advance made pursuant to this subsection shall be payable on demand and shall bear interest at the Applicable Interest Rate from the date such advance is made until the date such advance is paid in full.

(d)             The first sentence of Section 3(h) of each Sale Agreement is hereby amended and restated as follows:

           (h)         Seller shall, both before and after the termination of this Agreement, pay a non-refundable collateral management fee of 0.30% per month of the original face amount of each Purchased Account upon which an Advance has been made for the period such Purchased Account is open on FGI’s books.

(e)             Section 3(i) of each Sale Agreement is hereby amended and restated as follows:

(i)         Seller shall unconditionally pay and FGI shall be entitled to receive a non-refundable monthly inventory management service fee equal to 0.38% on the net daily balance of all outstanding advances in subsection (e) charged monthly to Seller’s Reserve Account or if funds are not available therein, payable by Seller on demand.

(f)              Section 13 of each Sale Agreement is hereby amended and restated as follows:

Section 13.       Term.  Subject to the last sentence of this Section 13, the initial term of this Agreement shall commence on the date hereof and expire on August 15, 2015 (the “Original Term”), which Original Term shall thereafter be extended automatically for additional successive one (1) year terms after the termination of the Original Term (each, an “Extended Term”) unless written notice of termination is given by one party hereto to the other party hereto at least forty-five (45) days, but not more than ninety (90) days, prior to the end of the Original Term or any Extended Term.  Any such notice of termination, however, and notwithstanding payment in full of all Obligations by Seller, is conditioned on Seller’s delivery, to FGI, of a general release in a form reasonably satisfactory to FGI. Seller understands that this provision constitutes a waiver of its rights under § 9-513 of the UCC.  FGI shall not be required to record any terminations or satisfactions of any of FGI’s liens on the Collateral unless and until Seller has executed and delivered to FGI said general release and Seller shall have no authority to do so without FGI’s express written consent.  Upon (i) the termination of this Agreement, (ii) the payment in full of all Obligations by Seller and (iii) Seller’s delivery to FGI of said general release, FGI shall cause any Purchased Accounts to be assigned back to Seller without representation or warranty pursuant to documentation acceptable to FGI within a commercially reasonable period after a written request for reassignment of such Purchased Accounts has been delivered to FGI.   In the event Seller terminates this Agreement prior to the last day of the Original Term or any Extended Term, Seller shall pay to FGI an early Termination Fee in the amount equal to two percent (2%) of the Facility Amount in effect at such time, less any early Termination Fees paid to FGI under (and as defined in) any Covered Affiliate Agreements.  Any termination of this Agreement shall not affect FGI’s security interest in the Collateral and FGI’s ownership of the Purchased Accounts, and this Agreement shall continue to be effective, until all transactions entered into and obligations incurred hereunder have been completed and satisfied in full.  Notwithstanding anything to the contrary, and assuming no default by Seller in which event FGI may terminate without notice, FGI may terminate this Agreement at any time by giving not less than sixty (60) days notice in which event, Seller shall not be obligated to pay any Termination Fee.  Upon the termination of this Agreement, all obligations owing to FGI (including the Obligations) shall become immediately due and payable at the option of FGI and FGI shall be entitled to all rights it has by law as a secured creditor, including as to any form of equitable relief that may be appropriately obtained through legal process without having to establish any inadequate remedy at law or other grounds other than to establish that its Collateral is subject to being improperly used, moved, dissipated or withheld from FGI.

 No Termination Fee will be due if FGI, within its rights under this Agreement, increases the Reserve Percentage to an amount greater than forty percent (40%) for a period of more than 30 consecutive days and Seller notifies FGI of its intent to terminate this Agreement no later than 10 days after the end of such 30 day period.

2.                  Amendment to Guaranty.  Upon the Effective Date, the Guaranty shall be amended by amending and restating paragraph A in the background section as follows:

A.        FGI intends to establish financing arrangements with, extend credit to and/or purchase receivables from (i) Clean Diesel Technologies, Inc. (“CDT”), Clean Diesel International, LLC (“CDI”), Catalytic Solutions, Inc. (“CSI”), and Engine Control Systems, Ltd (“ECS Ltd”) pursuant to the terms and conditions of certain Sale of Accounts and Security Agreements, each dated as of the date hereof between FGI and each of the foregoing entities, respectively (as each may hereafter be amended, supplemented, restated or replaced from time to time, collectively, the “Sale of Accounts Agreements”), and (ii) Clean Diesel Technologies, Limited (“CDT Limited”, and collectively with CDT, CDI, CSI and ECS Ltd, each a “Client” and collectively, the “Clients”), pursuant to the terms and conditions of that certain Receivables Finance Agreement dated as of November 8, 2011 between CDT Limited and FGI (as may hereafter be amended, supplemented, restated or replaced from time to time, the “Finance Agreement”, and collectively with the Sale of Accounts Agreements, the “Sale Agreements”).

3.                  Representations and Warranties of Sellers.  Sellers hereby:

(a)        reaffirm all representations and warranties made to FGI under the Sale Agreements and all of the other documents and instruments executed in connection therewith (the “Other Documents”) and confirm that all are true and correct in all material respects as of the date hereof (except to the extent any such representations and warranties specifically relate to a specific date, in which case such representations and warranties were true and correct in all material respects on and as of such other specific date);

(b)        reaffirm all of the covenants contained in the Sale Agreements and all of the Other Documents, covenant to abide thereby until all Obligations and other liabilities of Sellers to FGI under the Sale Agreements and all of the Other Documents of whatever nature and whenever incurred, are satisfied and/or released by FGI;

(c)        represent and warrant that no Default or Event of Default has occurred under the Sale Agreements or any of the Other Documents;

(d)        represent and warrant that they have the authority and legal right to execute, deliver and carry out the terms of this Amendment, that such actions were duly authorized by all necessary organizational action and that the officers executing this Amendment on their behalf were similarly authorized and empowered, and that this Amendment does not contravene any provisions of its certificate of incorporation or formation, operating agreement, bylaws, or other formation documents, as applicable, or of any contract or agreement to which they are party or by which any of their properties are bound; and

(e)        represent and warrant that this Amendment is a legal, valid and binding obligations of Sellers enforceable against them in accordance with its terms.

4.                  Conditions Precedent/Effectiveness Conditions.  This Amendment shall be effective (“Effective Date”) upon FGI’s receipt of the following:

(a)             this Amendment fully executed by Sellers; and

(b)             a non-refundable amendment fee in the amount of $75,000.

5.                  Payment of Expenses.  Pursuant to Section 14 of the Sale Agreements, Sellers shall upon demand of FGI all costs, fees and expenses of FGI in connection with the preparation, negotiation and execution of this Amendment (including reasonable fees, expenses and disbursements of counsel for FGI) and the documents and transactions provided for herein or related hereto.

6.                  Reaffirmation of Sale Agreements.  Except as modified by the terms hereof, all of the terms and conditions of the Sale Agreements, as amended, and all of the Other Documents are hereby reaffirmed and shall continue in full force and effect as therein written.

7.                  Reaffirmation of Collateral.  As security for the payment of all indebtedness and obligations of Sellers to FGI, in addition to the sale of Purchase Accounts, each Seller reconfirms the prior security interest and lien on, upon and to, its Collateral, whether now owned or hereafter acquired, created or arising and wherever located.  Each Seller hereby confirms and agrees that all security interests and liens granted to FGI continue in full force and effect and shall continue to secure the Obligations.  All Collateral remains free and clear of any liens and security interests, except as provided in that certain Subordination Agreement dated February 11, 2011 among FGI, Kanis, S.A. and Clean Diesel Technologies, Inc., as amended from time to time.

8.                  Confirmation of Indebtedness.  Sellers confirms and acknowledges that as of the close of business on August 15, 2012, the outstanding aggregate Obligations owing by Sellers to FGI under the Sale Agreements, all without any deduction, defense, setoff, claim or counterclaim, of any nature, is in the aggregate principal amount of $3,874,165.24 plus all fees, costs and expenses incurred to date in connection with the Sale Agreements and the Other Documents.

9.                  Acknowledgment of Guarantors.

(a)             By execution of this Amendment, each of CDT, ECS Ltd., CDI, CSI, ECS Europe, CDT Limited, ECS Holdings, CS Holdings and Aliso hereby covenants and agrees that the Guarantee shall remain in full force and effect in all respects and shall, inter alia, continue to cover all existing and future obligations of ECS Limited to FGI, including, without limitation, under that certain Sale of Accounts and Security Agreement dated as of February 14, 2011, and the Other Documents (as defined therein).

(b)             By execution of this Amendment, each of CDT, ECS Ltd, CDI, CSI, ECS Limited, ECS Europe, CDT Limited, ECS Holdings, CS Holdings and Aliso hereby covenants and agrees that the Guaranty, as amended hereby, shall remain in full force and effect in all respects and shall, inter alia, continue to cover the existing and future obligations of CDT, CDI, CSI, ECS Ltd, and CDT Limited, respectively, to FGI, including, without limitation, under those certain Sale of Accounts and Security Agreements and/or similar agreements, each dated on or after February 14, 2011, and the other documents and instruments executed in connection therewith.

10.              Miscellaneous.

(a)             Third Party Rights.  No rights are intended to be created hereunder for the benefit of any third party donee, creditor, or incidental beneficiary.

(b)             Headings.  The headings of any paragraph of this Amendment are for convenience only and shall not be used to interpret any provision hereof.

(c)             Modifications.  No modification hereof or any agreement referred to herein shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought.

(d)             Governing Law.  This Amendment shall be deemed a contract made under the laws of the State of New York and shall be construed and enforced in accordance with and governed by the internal laws of the State of New York, without reference to the rules thereof relating to conflicts of law.

(e)             Counterparts.  This Amendment may be executed in any number of and by different parties hereto on separate counterparts, all of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement.  Any signature delivered by a party by facsimile or pdf transmission shall be deemed to be an original signature hereto.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

SELLERS:                                                                Clean Diesel Technologies, Inc.

By: /s/ Nikhil Mehta

Name:  Nikhil Mehta

Title: CFO

Engine Control Systems Ltd.

By: /s/ Nikhil Mehta

Name:  Nikhil Mehta

Title:  CFO

Clean Diesel INTERNATIONAL, LLC

By: /s/ Nikhil Mehta

Name:  Nikhil Mehta

Title:  CFO

Catalytic Solutions, Inc.

By: /s/ Nikhil Mehta

Name:  Nikhil Mehta

Title:  CFO

Engine Control Systems Limited

By: /s/ Nikhil Mehta

Name:  Nikhil Mehta

Title:  CFO

FGI:                                                                            Faunus Group International, Inc.

By: /s/ Joe Albertelli

Name:   Joe Albertelli

Title:    EVP

[SIGNATURE PAGE TO OMNIBUS AMENDMENT TO

SALE OF ACCOUNTS AND SECURITY AGREEMENTS AND GUARANTY AGREEMENT]

GUARANTORS:                                                      Clean Diesel Technologies, Inc.

By: /s/ Nikhil Mehta

Name:  Nikhil Mehta

Title:  CFO

Engine Control Systems Ltd.

By: /s/ Nikhil Mehta

Name:  Nikhil Mehta

Title:  CFO

Clean Diesel International, LLC

By: /s/ Nikhil Mehta

Name:  Nikhil Mehta

Title:  CFO

Catalytic Solutions, Inc.

By: /s/ Nikhil Mehta

Name:  Nikhil Mehta

Title:  CFO

Engine Control Systems Limited

By: /s/ Nikhil Mehta

Name:  Nikhil Mehta

Title:  CFO

Engine Control Systems Europe AB

By: /s/ Nikhil Mehta

Name:  Nikhil Mehta

Title:  CFO

[SIGNATURE PAGE TO OMNIBUS AMENDMENT TO

SALE OF ACCOUNTS AND SECURITY AGREEMENTS AND GUARANTY AGREEMENT]

Clean Diesel Technologies, Limited

By: /s/ Nikhil Mehta

Name:  Nikhil Mehta

Title:  CFO

ECS Holdings, Inc.

By: /s/ Nikhil Mehta

Name:  Nikhil Mehta

Title:  CFO

Catalytic Solutions Holdings, Inc.

By: /s/ Nikhil Mehta

Name:  Nikhil Mehta

Title:  CFO

CSI Aliso, Inc.

By: /s/ Nikhil Mehta

Name:  Nikhil Mehta

Title:  CFO

[SIGNATURE PAGE TO OMNIBUS AMENDMENT TO

SALE OF ACCOUNTS AND SECURITY AGREEMENTS AND GUARANTY AGREEMENT]